Exhibit 77(q)

Exhibits

(a)(1)     Amendment No. 34 dated November 18, 2010 to the Amended and Restated Declaration of Trust of ING Mutual Funds (creation of ING International Core Fund) — Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A filed on January 24, 2011 and incorporated herein by reference.

(a)(2)     Plan of Liquidation and Dissolution of Assets regarding ING European Real Estate Fund dated November 26, 2010 – Filed herein

(a)(3)     Plan of Liquidation and Dissolution of Assets regarding ING Asia Pacific Real Estate Fund dated November 26, 2010 – Filed herein.

(e)(1)     Amended Schedule A dated November 2010 to the Investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments, LLC - Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement on Form N-1A filed on December 6, 2010 and incorporated herein by reference.

(e)(2)     Waiver Letter dated November 1, 2010 regarding waiver of a portion of the management fee for ING International Value Choice Fund – Filed herein

(e)(3)     Amended Schedule A dated December 14, 2010 to the Investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments, LLC – Filed herein.

(e)(4)     Amended Schedule A dated February 1, 2010 to the Investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments, LLC – Filed as an exhibit to Post-Effective Amendment No. 146 on February 22, 2011 and incorporated by reference herein.

(e)(5)     Amended Schedule A dated January 1, 2011 to the Investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments, LLC – Filed herein

(e)(6)     Amended Schedule A dated February 11, 2011 to the investment Management Agreement dated September 23, 2002 between ING Mutual Funds and ING Investments, LLC – Filed as an Exhibit to Post-Effective Amendment No. 146 on February 22, 2011 and incorporated by reference herein.

(e)(7)     First Amendment dated November 18, 2010 to the Amended and Restated Sub-Advisory Agreement between ING Investments LLC and ING Investment Management Advisors B.V. dated August 21, 2008 – Filed herein.

(e)(8)     Sub-Advisory Agreement dated December 15, 2010 between ING Investments, LLC and Baillie Gifford Overseas Limited - Filed as an Exhibit to Post-Effective Amendment No. 144 on January 24, 2011 and incorporated by reference herein.

(e)(9)     Amended Schedule A dated September 28, 2010 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. - Filed as an Exhibit to Post-Effective Amendment No. 142 on December 12, 2010 and incorporated by reference herein.

(e)(10)     Sub-Advisory Agreement dated February 1, 2011 between ING Investments, LLC and Thornburg Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 146 on January 1, 2011 and incorporated by reference herein.

(e)(11)     Amended Schedule A dated November 1, 2010 to the Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC - Filed as an Exhibit to Post-Effective Amendment No. 142 on December 12, 2010 and incorporated by reference herein.

(e)(12)     Sub-Advisory Agreement dated December 15, 2020 between ING Investments, LLC and T. Rowe Price Associates, Inc. - - Filed as an Exhibit to Post-Effective Amendment No. 144 on January 24, 2011 and incorporated by reference herein.

(e)(13)     Investment Sub-Advisory Agreement dated December 31, 2010 between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd. - Filed as an Exhibit to Post-Effective Amendment No. 146 on January 1, 2011 and incorporated by reference herein.

(e)(14)     Investment Management Sub-Delegation Agreement dated January 3, 2011 between T. Rowe Price International Ltd Tokyo Branch - - Filed as an Exhibit to Post-Effective Amendment No. 146 on January 1, 2011 and incorporated by reference herein.

(e)(15)     Sub-Advisory Agreement dated February 1, 2011 between ING Investments, LLC and Wellington Management Company LLP - - Filed as an Exhibit to Post-Effective Amendment No. 146 on January 1, 2011 and incorporated by reference herein.